UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2012

Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Motorcar Parts of America, Inc. (the “Registrant”) was held on March 21, 2012.

The Registrant’s stockholders voted on proposals to: (i) elect directors; (ii) ratify the appointment of Ernst & Young LLP as the Registrant’s independent registered public accountants for the fiscal year ending March 31, 2012; (iii) approve on a non-binding advisory basis the compensation of our named executive officers, and (iv) approve on a non-binding advisory basis the frequency of future advisory votes on the compensation of our named executive officers.

All nominees for election to the Board of Directors of the Company (the “Board”) as Directors were elected to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until the earlier of such director’s death, resignation or removal. The stockholders also ratified the selection of the independent registered public accountants, approved on a non-binding advisory basis the compensation of our named executive officers and approved on a non-binding advisory basis every year as the frequency of future advisory votes on the compensation of our named executive officers.  The Board had recommended a vote in favor of every year as the frequency of future advisory votes on the compensation of our named executive officers.  In light of the outcome of the vote at the Annual Meeting of Stockholders held on March 21, 2012 and the Board’s recommendation to stockholders regarding the frequency of future advisory votes on the compensation of our named executive officers, our decision is to include a stockholder vote on an advisory basis on the compensation of our named executive officers in our proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of executives.

The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each proposal is set forth below:

Proposal 1—Election of Directors

Nominee	Shares For	Shares Withheld	Broker Non-Votes

Selwyn Joffe	6,542,550	235,016	2,738,639
Mel Marks	6,194,545	583,021	2,738,639
Scott Adelson	6,628,343	149,223	2,738,639
Rudolph Borneo	6,637,668	139,898	2,738,639
Philip Gay	6,636,859	140,707	2,738,639
Duane Miller	6,637,284	140,282	2,738,639
Jeffrey Mirvis	6,636,258	141,308	2,738,639

Proposal 2—Ratification of the Selection of Ernst & Young LLP

Shares For	Shares Against	Shares Abstaining
9,314,025	164,530	37,650

Proposal 3—Advisory Vote on the Compensation of Our Named Executive Officers

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
5,844,494	460,637	472,435	2,738,639

Proposal 4—Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

1 Yr	2 Yrs	3 Yrs	Abstain	Broker Non-Votes
5,899,703	19,219	382,443	476,201	2,738,639

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: March 26, 2012	s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel